August 16, 2005

DREYFUS GROWTH AND VALUE FUNDS, INC. - Dreyfus Midcap Value Fund Supplement to Prospectus dated January 1, 2005

Effective August 17, 2005, the following information will supersede and replace the information in the third paragraph contained in the section of the fund's Prospectus entitled "Management":

David A. Daglio is the fund's sole primary portfolio manager. Mr. Daglio has been a primary portfolio manager of the fund since September 2003. He is a senior vice president of The Boston Company Asset Management (TBCAM), an affiliate of Dreyfus, where he has been employed since 1997. He also has been employed by Dreyfus since 2001.

August 16, 2005

DREYFUS GROWTH AND VALUE FUNDS, INC. - Dreyfus Small Company Value Fund Supplement to Prospectus dated January 1, 2005

Effective August 17, 2005, the following information will supersede and replace the information in the third paragraph contained in the section of the fund's Prospectus entitled "Management":

David A. Daglio is the fund's primary portfolio manager. Mr. Daglio is a senior vice president of The Boston Company Asset Management (TBCAM), an affiliate of Dreyfus, where he has been employed since 1997. He also has been employed by Dreyfus since 2001.